UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2009

Ameren Corporation

(Exact name of registrant as specified in its charter)

Missouri	1-14756	43-1723446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 Chouteau Avenue, St. Louis, Missouri 63103

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	On December 10, 2009, the Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of Ameren Corporation (“Ameren”) approved and on December 11, 2009, the Board ratified the establishment of the 2010 Ameren Executive Incentive Plan (the “2010 EIP”) to provide for the payment of cash awards to the Named Executive Officers identified below based on Ameren earnings per share (“EPS”) and individual performance in 2010. The 2010 EIP is attached as Exhibit 10.1 and is incorporated herein by reference.

For 2010, a target award under the 2010 EIP was established for each Named Executive Officer as a percent of 2010 base salary as shown below.

NAMED EXECUTIVE OFFICER	TARGET SHORT-TERM INCENTIVE COMPENSATION AS PERCENT OF BASE SALARY

Voss	90%
Rainwater	60%
Lyons	60%
Baxter	60%
Sullivan	60%
Naslund	60%

Under the 2010 EIP, EPS (as determined in accordance with generally accepted accounting principles) is the primary metric used to establish award opportunities. The range of EPS achievement levels for the 2010 EIP (threshold, target and maximum) will be established by the Committee in February 2010. EPS achievement levels may be adjusted to include or exclude specified items of an unusual or non-recurring nature as determined by the Committee at its sole discretion and as permitted by the Ameren Corporation 2006 Omnibus Incentive Compensation Plan (the “Omnibus Plan”). In the event Ameren EPS is below the threshold achievement level, as determined by the Committee, no award will be paid.

The 2010 EIP award based on achievement of 2010 Ameren EPS (the “base award”) for Named Executive Officers may be adjusted up or down by up to 50% (the “individual performance modifier”) based on the Named Executive Officers individual contributions and performance during the year, in the Committee’s discretion. The individual performance modifier will take into consideration the Named Executive Officers’ performance on key performance variables, including leadership, business results, customer satisfaction, reliability, plant availability, safety and/or other performance metrics, as applicable and as determined by the Committee. The actual individual incentive payout, determined by modifying the base award by the individual performance modifier, is capped at 200% of target short-term incentive compensation with the ability to pay zero for non-performance.

On December 10, 2009, the Committee also authorized the issuance pursuant to the Omnibus Plan of performance share unit awards for each of the Named Executive Officers identified on Exhibit 99.1 attached hereto. The target number of performance share units to be issued to each such Named Executive Officer for 2010 pursuant to the Omnibus Plan will be determined as of January 1, 2010 in accordance with the formula set forth in Exhibit 99.1 attached hereto.

Each performance share unit represents the right to receive a share of Ameren’s common stock assuming certain performance criteria are achieved. The actual number of performance share units which may be earned will vary from 0% to 200% of the target number of performance share units granted to each Named Executive Officer, based primarily on Ameren’s 2010-2012 three-year total shareholder return (“TSR”) relative to a utility peer group and continued employment during such three-year period (the “Performance Period”). In the event Ameren’s TSR relative to utility peers during the Performance Period is below the 30th percentile, no performance share units will be earned unless the three-year average Ameren EPS reaches or exceeds the average of the Ameren Executive Incentive Plan threshold levels in 2010, 2011 and 2012.

Dividends on performance share units will accrue and be reinvested into additional performance share units throughout the Performance Period. Because these performance share units will be earned only if performance goals over the Performance Period are attained, the amounts, if any, that will be payable to the Named Executive Officers pursuant to the performance share unit awards described above are not determinable at this time. The Committee has the ability to amend the terms of the performance share unit awards, including the performance criteria, to the extent not adverse to the holders of an award.

The form of performance share unit award agreement for 2010 is attached as Exhibit 10.2 and is incorporated herein by reference.

The award agreements between Ameren and each of the Named Executive Officers provide that upon the occurrence of a “Change of Control” if Ameren continues to exist and its common stock is traded on the New York Stock Exchange (“NYSE”) or NASDAQ Stock Market (“NASDAQ”) (i) voluntary terminations of employment prior to the end of the performance period or terminations for “Cause” at any time prior to pay out of shares result in forfeiture of awards and (ii) a “qualifying termination” (as defined in the award agreement) of employment during the performance period does not change the manner in which awards are earned and become vested on December 31, 2012 and such awards will be paid in shares of Ameren common stock on January 1, 2013 or as soon as practicable thereafter.

The award agreements referenced above also provide that upon a “Change of Control” which occurs on or before December 31, 2012, if Ameren ceases to exist or its common stock is no longer traded on the NYSE or NASDAQ (i) the target number of performance share units together with accrued dividends thereon will be converted into nonqualified deferred compensation which will accrue interest at the prime rate as provided in the award agreement and, assuming continued employment, such amount will be paid out on January 1, 2013 or as soon as practicable thereafter, (ii) voluntary terminations of employment or terminations for “Cause” result in forfeiture of the amounts described above in (i) of this paragraph and (iii) qualifying terminations of employment result in an immediate payment of the amounts described above in (i) of this paragraph (except as otherwise provided in the awards).

The terms “Change of Control” and “Cause” have the meanings given them in the Second Amended and Restated Ameren Corporation Change of Control Severance Plan, a copy of which was filed as Exhibit 10.37 to Ameren’s Annual Report filed on Form 10-K for the 2008 fiscal year.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number:	Title:

10.1	2010 Ameren Executive Incentive Plan.

10.2	Form of Performance Share Unit Award Agreement for Awards Issued in 2010 pursuant to 2006 Omnibus Incentive Compensation Plan.

99.1	Formula for Determining 2010 Target Performance Share Unit Awards to be Issued to Named Executive Officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

/S/ MARTIN J. LYONS
Martin J. Lyons
Senior Vice President and Chief Financial Officer

Date: December 17, 2009

EXHIBIT INDEX

Exhibit Number:	Title:

10.1	2010 Ameren Executive Incentive Plan.

10.2	Form of Performance Share Unit Award Agreement for Awards Issued in 2010 pursuant to 2006 Omnibus Incentive Compensation Plan.

99.1	Formula for Determining 2010 Target Performance Share Unit Awards to be Issued to Named Executive Officers.